UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 15, 2007

                                  Adrenalina
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                   000-52675             20-8837626
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

                         20855 NE 16 Ave., Suite #C-16
                             Miami, Florida 33179
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                (Address of principal executive offices)

                 Phone: 305-770-4488    Fax: 305-770-4489
                 ----------------------------------------
                       (Issuer's telephone numbers)

                              Basic Services, Inc.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

Adrenalina, a Nevada Corporation, LQD Adrenalina, LLC, a Florida Limited Liability Company and Basic Services, Inc., a Nevada corporation filed Articles of Merger, which became effective on December 13, 2007. Basic Services was acquired by LQD Adrenalina, LLC on October 26, 2007. Pursuant to the Acquisition Agreement and Plan of Merger, Basic Services, Inc. formed a subsidiary, named Adrenalina. LQD Adrenalina LLC exchanged shares with this subsidiary, and the subsidiary was dissolved into the Basic Services, Inc.

Subsequently, Basic Services changed its name to Adrenalina. (See Current Report filed with the Commission on October 26, 2007.) The Acquisition Agreement and Plan of Merger required that Basic Services, Inc., its subsidiary Adrenalina, and LQD Adrenalina, LLC file Articles of Merger with the Nevada Secretary of State.

The Company's Articles of Merger are attached hereto as Exhibit 3.3 and is incorporated herein by reference.


Item 8.01  Other Events

On December 14, 2007, the Registrant's stock symbol was changed to "AENA" to reflect "Adrenalina," as its new corporate name. The Registrant's stock in trading on the Over the Counter Bulletin Board. The new CUSIP number for this stock symbol is: 00725L 107.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:

         3.3* Articles of Merger, by and among Basic Services, Inc., a Nevada Corporation, Adrenalina, a Nevada Corporation, a subsidiary of Basic Services, Inc. and LQD Adrenalina, LLC, a Florida Limited Liability Company, which became effective on December 13, 2007.

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*This filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Adrenalina
                                ------------------------
                                      Registrant

                                By: /s/ Jeffrey Geller
                                ------------------------------------
                                Name:   Jeffrey Geller
                                Title:  President/Director

Dated:  December 17, 2007
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